Zevenbergen Genea Fund
Schedule of Investments
As of March 31, 2022 (Unaudited)

Number of
Shares		Value
	COMMON STOCKS ― 99.5%
	CONSUMER DISCRETIONARY ― 38.3%
21,902	Airbnb, Inc. (a)	$3,761,888
2,010	Amazon.com, Inc. (a)	6,552,499
26,140	Chewy, Inc. (a)	1,065,989
57,101	Chicken Soup For The Soul Entertainment, Inc. (a)	456,237
6,785	MercadoLibre, Inc. (a)	8,070,622
8,600	Netflix, Inc. (a)	3,221,474
1,000	Rivian Automotive, Inc. (a)	50,240
14,750	Tesla, Inc. (a)	15,894,600
114,750	The Trade Desk, Inc. (a)	7,946,438
114,100	Uber Technologies, Inc. (a)	4,071,088
		51,091,075
	FINANCIALS ― 5.5%
14,500	Coinbase Global, Inc. (a)	2,752,970
30,220	Silvergate Capital Corporation (a)	4,550,225
		7,303,195
	HEALTH CARE ― 0.9%
62,100	Green Thumb Industries Inc. ― ADR (a)	1,158,165

	INDUSTRIALS ― 11.0%
38,300	Aspen Aerogels, Inc. (a)	1,320,584
24,830	Axon Enterprise, Inc. (a)	3,419,836
21,800	Bill.com Holdings, Inc. (a)	4,944,022
36,700	Block, Inc. (a)	4,976,520
		14,660,962
	REAL ESTATE ― 2.5%
69,415	Zillow Group, Inc. Class C (a)	3,421,465

	TECHNOLOGY ― 41.3%
48,900	Bumble Inc. (a)	1,417,122
8,200	CrowdStrike Holdings, Inc. (a)	1,862,056
16,460	Datadog, Inc. (a)	2,493,196
60,450	Global-E Online Ltd. ― ADR (a)	2,042,001
14,475	MongoDB, Inc. (a)	6,420,965
31,680	NVIDIA Corporation	8,644,205
23,275	Okta, Inc. (a)	3,513,594
47,591	Olo Inc. (a)	630,581
9,000	Shopify Inc. ― ADR (a)	6,083,640
146,650	Snap Inc. (a)	5,277,933
22,500	Snowflake Inc. (a)	5,155,425
52,740	Sprout Social, Inc. (a)	4,225,529
17,750	Twilio Inc. (a)	2,925,378
32,300	Unity Software Inc. (a)	3,204,483
10,450	Zoom Video Communications, Inc. (a)	1,225,054
		55,121,162
	TOTAL COMMON STOCKS
	(Cost $100,403,575)	$132,756,024

	SHORT-TERM INVESTMENT ― 0.7%
927,214	First American U.S. Treasury Money Market Fund, Class Z, 0.16% (b)	927,214
	TOTAL SHORT-TERM INVESTMENT (Cost $927,214)	$927,214

	TOTAL INVESTMENTS ― 100.2% (Cost $101,330,789)	133,683,238
	Liabilities in Excess of Other Assets ― (0.2)%	(331,361)
	TOTAL NET ASSETS ― 100.0%	$133,351,877

ADR:	American Depository Receipt.
(a):	Non Income Producing.
(b):	Variable rate security. The rate disclosed is the annualized seven-day effective yield as of March 31, 2022.

Valuation of Investments (Unaudited)

The Zevenbergen Genea Fund (“The Fund”) follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities.  An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Significant unobservable inputs, including the Fund’s own assumptions in determining fair value of investments.

Equity Securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at NAV. These investments are categorized as Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s consolidated investments in each category investment type as of March 31, 2022:

Zevenbergen Genea Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$132,756,024	$-	$-	$132,756,024
Short-Term Investment	927,214	-	-	927,214
Total	$133,683,238	$-	$-	$133,683,238

Please refer to the Schedule of Investments for further classification.